EXHIBIT 99.1
"Executing On The Basics" Jefferies Electric Utility Group Luncheon Presentation April 19, 2006

The following presentation contains forward-looking statements, the results of which may materially differ from those implied due to known and unknown risks and uncertainties, some of which are discussed below. Projected cash flow, earnings, earnings growth, capitalization, capital expenditures and dividends will depend on the performance of Holdings' subsidiaries, and board policy. Earnings will be impacted by the timing of the Keystone and Conemaugh power station acquisitions, which depends on regulatory approvals. Demand for and pricing of electricity and landfill gas, changing market conditions, and weather conditions could affect earnings levels. Duquesne Light's earnings will be affected by the number of customers who choose to receive electric generation through POLR III, by Duquesne Light's ability to negotiate appropriate terms with suitable generation suppliers, by the performance of those suppliers, by the changes in market value of energy commodity products under contract, and by the performance of the Keystone and Conemaugh plants. Projected POLR supply requirements will depend on POLR customer retention, which in turn may depend on market generation prices, as well as the marketing efforts of competing generation suppliers. Distribution rate base and earnings will depend on the ultimate structure and outcome of our distribution rate case, which in turn will be subject to PUC review and approval. Transmission rate base and earnings will depend on the ultimate structure and outcome of our transmission rate case, which in turn will be subject to FERC review and approval. The timing of rate case approvals will be at the discretion of the PUC and the FERC. Earnings will also be affected by rate base, equity and allowed return levels. Regional Transmission Organization (RTO) rules and FERC-mandated transmission charges could affect earnings. Changes in electric energy prices could affect earnings as the fair value of energy commodity contracts fluctuates. The amount and timing of any securities issuance (debt or equity) will depend on financial market performance and the need for funds. The credit ratings received from the rating agencies could affect the cost of borrowing, access to capital markets and liquidity. Changes in synthetic fuel plant operations owned by a single customer could affect Duquesne Energy Solutions' earnings. Competition, operating costs and gas prices could affect earnings and expansion plans in the landfill gas business. Earnings with respect to synthetic fuel operations, landfill gas and affordable housing investments will depend, in part, on the continued availability of, and compliance with the requirements for, applicable federal tax credits. The availability of synthetic fuel and landfill gas tax credits depends in part on the average well-head price per barrel of domestic crude oil. Demand for dark fiber will affect DQE Communications' earnings. The final resolution of proposed adjustments regarding state income tax liabilities (which could depend on negotiations with the appropriate authorities) could affect financial position, earnings, and cash flows. Overall performance by Holdings and its affiliates could be affected by economic, competitive, regulatory, governmental and technological factors affecting operations, markets, products, services and prices, as well as the factors discussed in Duquesne Light Holdings' SEC filings made to date. Safe Harbor Statement

Company Representatives Mark Kaplan Senior VP and Chief Financial Officer Darrin Duda, CFA Mgr, Investor Relations & Trust Investments

Agenda Overview Priorities Complementary Business Review Financial Review Summary

Overview

Organizational Structure Synfuel Contract Operations Tax Credits Active: Landfill Gas Communications Passive: LILO Investments Pennsylvania PUC and FERC regulated T&D business serving approximately 587,000 customers in Pittsburgh area Provider of last resort for 76% of small commercial and residential customers Keystone and Conemaugh coal-fired generation plants (acquisition pending) Regulated Utility Supply Complementary Businesses Section 29 Related

Investment Highlights Focused Strategy Build on opportunities at core, regulated utility business Continue to strengthen community and regulatory relationships Ensure safe, reliable supply of electricity at reasonable prices Maintain high levels of customer service Improve Quality of Earnings Expect to invest $500M - $550M in regulated infrastructure to maintain high levels of customer service and reliability File Transmission and Distribution rate cases Create Value Provide stable cash flow to support projected ongoing capital expenditures and dividends Identify growth opportunities consistent with low-risk business model Financial Strength Increasing earnings at regulated utility Strong coverage ratios Improving balance sheet strength Less than $90M long-term debt maturities through 2011

Improving Quality of Earnings Complementary Businesses Regulated Utility Section 29 Related Supply (Illustrative Purposes Only) 2005 POST 2007 Regulated Supply Comp Section 29 East 0.336 0.175 0.16 0.328 Regulated Supply Comp Section 29 East 0.682 0.214 0.104

Priorities

Executing on the Basics - Initiatives Completed IRS settlement POLR III resolution Union contract through 2010 Divested non-core portfolio Strengthened utility balance sheet Improved liquidity through 2010 Filed distribution rate case ? ? ? ? ? ? ?

Initiatives in Process Continue to make necessary utility infrastructure investments Distribution rate case Transmission rate case POLR IV strategy Power plant acquisition Finance infrastructure investments and power plant acquisition Manage unresolved tax issues

Utility Infrastructure Investment ($ in Millions) CAPITAL EXPENDITURES DEPRECIATION (Cumulative Amounts) 2005 Actual 2006 Projected 2007 Projected $154 $213 $154 $62 $67 $81

Constructive Regulatory Environment Strong relationship with consumer groups Firmly established as good corporate citizen Rate reduction from CTC collection was largest in state History of "solving problems" before coming to PUC Generation swap and sale POLR High customer satisfaction Supportive PUC T&D decision for PP&L (December 2004) First T&D case post-deregulation Allowed ROE of 10.7% Allowed equity capitalization of approximately 48%

Rate Case Update Filed Distribution rate case - April 7, 2006 Incremental revenues will add to solid foundation of core business Process allows for projected end-of-year 2006 plant in service to be considered Rate case outcome expected to be reflected in earnings beginning January 2007 Target filing Transmission rate case during 2nd half of 2006 Considering a formula-based filing permitting annual rate base adjustments Rate case outcome expected to be reflected in earnings beginning January 2007

Rate Case Update ($ in Millions) Rate Base Regulatory Equity Capitalization Requested ROE Equity Component of Rate Base Net Income as Filed Projected Transmission Rate Case $295 48% 11.75% $142 $16.6 Filed Distribution Rate Case $1,233 48% 11.75% $592 $69.5 Combined Rate Cases $1,528 48% 11.75% $734 $86.1 2006 T&D Earnings Guidance (Midpoint) DLC Projected T&D Earnings Improvement $20.0 $66.1

Current Pennsylvania POLR Landscape Duquesne's existing POLR arrangement Current POLR plan expires December 31, 2007 Current retention rate 76% for residential and small commercial customers Electricity supply business earned $19M in 2005 excluding derivative gains Recent developments Penn Power Filed October 2005 requesting 17-month, fixed-price RFP beginning 2007 PUC Order expected 1st quarter 2006 Pike County Light & Power Recent RFP resulted in 70% rate increase leading to ongoing PUC investigation PA draft post-transition default service regulations issued but not finalized LDC to remain default service provider Default service implementation plan to be submitted 15 months prior to expiration of existing plan (9/30/06 for Duquesne) PUC to rule in 6 months (3/31/07 for Duquesne) No state-wide procurement process Each LDC has discretion to propose plan best suited for its territory At least 1 year in duration - no maximum

Power Plant Acquisition Update Acquisition overview Purchasing 65.6MW (3.83% of Conemaugh) and 42.3MW (2.47% of Keystone) Base purchase price approximately $176M including inventories at June 1, 2006 Plants among the lowest cost coal plants in PJM Plant generation to be used to hedge POLR load obligation Base load generation in close proximity to customer load Transaction closing anticipated mid-2006 after state and federal regulatory approvals Transaction expected to be immediately accretive to EPS 2006 projected earnings = $9M

Illustrative PJM Dispatch Curve Hydro Nuclear Coal Fired New Gas CCs New Gas CTs Old Gas CTs Conemaugh Keystone Cumulative Capacity Variable Cost Average Load Minimum Load Peak Load

2006 Financings Financing Plan Balance Sheet Results Normal business operations expected to generate approximately $25M of free cash flow in 2006 Incremental infrastructure capex, power plant acquisition, and other one-time cash requirements to be funded in capital markets Revolvers to provide CWIP and interim funding During 2006, Holdings expects to issue approximately: $150M common equity $200M debt Equity 36.4 Preferred 8.2 Debt 55.4 December 31, 2005 Equity 37.4 Preferred 6.7 Debt 55.9 Equity Debt Preferred Projected December 31, 2006 Debt Equity Preferred

Unresolved Tax Matters - PA State Tax Update 2004 Form 10-K indicated total exposure for all issues to be $96M without interest and net of associated federal benefit Primary matter involving taxation of out-of-state subsidiary remains in dispute In January 2006, a tentative settlement was reached related to all other items in dispute from 1997 to 2003 Settlement involves refund claims and assessments of additional tax and results in utility making an immaterial cash payment Total PA state tax exposure reduced from $96M to $78M without interest and net of associated federal benefit

Complementary Business Review

Landfill Gas - Business Overview High Btu gas sites Operate gas recovery and processing systems at 3 sites Contract at 1 site expires June 30, 2006 Gas rights agreements at 2 sites have remaining term of approximately 15 years Expanding 1 of these sites during 2006 1 new site pending contract approval Other operating sites Operate gas recovery systems at 5 sites 1 site generates electricity sold for 4.5 cents/kwh in PJM 1 site being developed for LNG facility with a partner Passive sites Financial investments in 12 sites Results primarily tax credit driven

Landfill Gas Sites - 2006 Projections High BTU Other Operating Passive Total MMBtu sales (000s) 3,617 4,752 4,019 12,388 AVG price per MMBtu $11.10 $0.24 $0.48 EBITDA $24.0 ($1.7) ($2.8) $19.5 Income before tax credits $11.5 ($1.8) ($2.7) $7.0 Tax credits ** 1.5 3.1 4.6 9.2 Net Income $13.0 $1.3 $1.9 $16.2 * Hedged 2.1M MMBtu at $11.87/MMBtu ** Assumes no Section 29 phase-out ($ in Millions, except AVG price per MMBtu) *

Other Communications Backbone fiber miles = 51,000; 18.8% utilized as of December 31, 2005 Fiber optic net book value of $23.7M Generates $2M to $3M of annual net income LILO Investments 7 LILO investments; net investment totals $266M at December 31, 2005 $3M to $4M of annual net income Tax treatment of all LILOs resolved with IRS in December 2003 Annual tax benefits improve cash flow by approximately $7M per year Proposed FASB Staff Position could require an estimated cumulative effect, non-cash charge to earnings of $85M Charge would be recognized as additional earnings over the remaining lives of the leases (23 to 31 years)

Section 29 Tax Credits & Earnings Tax Credits Earnings Synfuel Operating Contract -- Annual net profit $ - $20.0 Section 29 Tax Credit Related -- Synfuel passive investment $9.0 $7.5 -- Landfill gas: Pipeline quality gas 1.5 1.5 Other sites 7.5 3.0 Subtotal $18.0 $12.0 Total $18.0 $32.0 Note: Unused tax credit carry-forwards total approximately $120M at December 31, 2005 Estimated ($ in Millions)

Financial Review

2005 Actual to 2005 Adjusted Earnings Reconciliation 2005 adjusted income from continuing operations $112.9 Gain from sale of energy facilities (19.4) Gain from sale of derivative energy contracts (9.4) Gain from sale of financial investments (2.0) Interest rate lock settlement (2.4) Asset impairment / other 6.7 Adjusted 2005 income from continuing operations $86.4 ($ in Millions) * Adjusted for items contained in press release *

2005 Earnings Review ($ in Millions, except per share information) Earnings per Share POLR / Supply DQE Financial Duquesne Energy Solutions DQE Communications All Other Duquesne Light - T&D Actual 2005 $1.45 28.4 30.2 35.9 2.5 (20.6) $36.5 $112.9 Adjusted 2005 $1.11 19.0 28.2 23.2 2.5 (23.0) $36.5 $86.4 Total

2006 Earnings Guidance - - Key Assumptions No rate case impact in 2006 Power plant acquisition closes in June 2006 Excludes fair value accounting for derivative energy contracts Section 29 related earnings: Synfuel facilities operate full year Tax credit phase out minimal Note: Earnings guidance information is as of February 14, 2006. The company is not reaffirming and has not reaffirmed since that date.

2006 Earnings Guidance ($ in Millions) 2006 Earnings Detail 2006 Duquesne Energy Solutions 19 20 - DQE Communications 2 3 - Total $80 $90 - Total $80 $90 - Regulated Utility $18 $22 - Regulated Utility $18 $22 - POLR / Supply 33 36 - POLR / Supply 33 36 - DQE Financial 25 30 - Parent / Other Subs. (17) (21) - Parent / Other Subs. (17) (21) - 30 34 - Section 29 Related 13 15 - 3 4 - Other Businesses: Active Passive Note: Earnings guidance information is as of February 14, 2006. The company is not reaffirming and has not reaffirmed since that date.

2005 Adjusted to 2006 Earnings Guidance Midpoint Adjusted 2005 income from continuing operations $86 Finance costs (7) Earnings from assets sold in 2005 (4) Depreciation expense (2) Keystone & Conemaugh acquisition 9 Landfill gas 3 2006 estimated income from continuing operations $80 - $90 ($ in Millions) Note: Earnings guidance information is as of February 14, 2006. The company is not reaffirming and has not reaffirmed since that date.

Strong Liquidity Position Access to equity and debt capital markets $320M of tax-exempt financing available at utility $400M debt and equity shelf at parent Credit facilities in place through July 2010 $250M parent ($123M utilized as of 2/10/06) $150M utility ($8M utilized as of 2/10/06) DRIP has reduced cash dividend requirements by approximately $14M annually Projected LTD Maturity Schedule Liquidity Discretionary Cap Ex Maintenance Cap Ex '06 0 '07 0 '08 40 '09 0 '10 0 '11 48 $40M $48M

Summary

Executing on the Basics Focused Strategy Build on opportunities at core, regulated utility business Continue to strengthen community and regulatory relationships Ensure safe, reliable supply of electricity at reasonable prices Maintain high levels of customer service Improve Quality of Earnings Expect to invest $500M - $550M in regulated infrastructure to maintain high levels of customer service and reliability File Transmission and Distribution rate cases Create Value Provide stable cash flow to support projected ongoing capital expenditures and dividends Identify growth opportunities consistent with low-risk business model Financial Strength Sustainable and predictable earnings Strong coverage ratios Improving balance sheet strength Less than $90M long-term debt maturities through 2011

Appendix

2005 Liquidity and Financings Holdings issued $320M of senior unsecured debt Repaid $250M intercompany loan Holdings had with Duquesne Light Repaid $37M of variable-rate borrowings under Holdings' credit facility Remainder used for general corporate purposes Duquesne Light retired $320.1M of debt Purchased $320.1M of its variable-rate PCRBs using proceeds received from Holdings' repayment of $250M intercompany loan, plus available cash Strengthened Duquesne Light's balance-sheet Reduced debt-to-total capitalization to approximately 45% as of December 31, 2005 Lowered exposure to variable interest rates Improved access to capital markets Lowered interest expense